UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) AUGUST 18, 2005

                               WESCORP ENERGY INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-30095                33-0921967
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)

                  8709 - 50 AVENUE, EDMONTON AB, CANADA T6E 5H4
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (780) 482-4200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit 99.1 to this Form 8-K.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-K NUMBER                     DOCUMENT

   99.1          Press release dated August 18, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESCORP ENERGY INC.

August 18, 2005                     By: /s/ TERRY MERENIUK
                                       ----------------------------------------
                                       Terry Mereniuk
                                       Chief Financial Officer




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